Derivative Liability	6 Months Ended
Jun. 30, 2014
Notes to Financial Statements
Derivative Liability

During 2009, we granted a warrant to purchase 2,000,000 shares of the Company’s common stock to an accredited investor in conjunction with equity raise efforts. On April 12, 2013, the Company’s Board authorized and approved the extension of the expiration date and a change of exercise price for this warrant. The outstanding share purchase warrant originally had a March 23, 2014 expiration date and an exercise price of $0.25. The new modified terms extended the warrant expiration date to April 11, 2018 and reduced the exercise price to $0.226. The exercise price is also subject to dilutive adjustments for share issuances (full ratchet reset features).

Because this warrant has full reset adjustments tied to future issuances of equity securities by the Company, it is subject to derivative liability treatment under ASC 815-40-15, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock.” ASC 815-40-15 requires as of the date the warrant is issued, the derivative liability to be measured at fair value and re-evaluated at the end of each reporting period.

As of December 31, 2013, we determined the fair value of the warrant’s derivative liability to be nominal. As of June 30, 2014, the fair value of the warrant’s derivative liability is $302,000 and the Company recognized a loss on derivative liability of $302,000 for the six months ended June 30, 2014.